INCORPORATED UNDER THE DELAWARE GENERAL CORPORATION LAW

CERT.9999

ASCEND WELLNESS HOLDINGS, INC.

9,000,000,000**
9,000,000,000
****9,000,000,000**
*****9,000,000,000*
******9,000,000,000

THIS CERTIFIES THAT

*** SPECIMEN ***

ISIN: US04351N1063
CUSIP: 04351N106

IS THE REGISTERED HOLDER OF

*** NINE BILLION AND 00/100 ***

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, $0.001 PAR VALUE

ASCEND WELLNESS HOLDINGS, INC.

transferable on the books of the Corporation by the registered holder in person or by duly authorized attorney in writing upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent and Registrar of the Corporation.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers.

DATED: APRIL 14, 2021

Chief Executive Officer

Chief Financial Officer

COUNTERSIGNED AND REGISTERED
ODYSSEY TRUST COMPANY
TRANSFER AGENT & REGISTRAR CALGARY VANCOUVER

VOID

By: ______________________
Authorized Officer

The shares represented by this certificate are transferable at the offices of Odyssey Trust Company Vancouver, BC and Calgary, AB

SECURITY INSTRUCTIONS ON REVERSE VOIR LES INSTRUCTIONS DE SÉCURITÉ AU VERSO

6336815

C033078

The following abbreviations shall be construed as though the words set forth below opposite each abbreviation were written out in full where such abbreviation appears:

TEN COM	- as tenants in common
TEN ENT	- as tenants by entireties
JT TEN	- as joint tenants with right of survivorship and not tenants in common
(Name) CUST (Name) UNIF	- (Name) as Custodian for (Name) under the
GIFT MIN ACT (State)	- (State) Uniform Gifts to Minors Act

In the case of an individual assignee, show at least one given name in full

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto

PLEASE INSERT SOCIAL INSURANCE NUMBER,
SOCIAL SECURITY NUMBER OR OTHER

IDENTIFYING NUMBER OF TRANSFEREE **S.I.N./S.S.N.** _ _ _ - _ _ _ - _ _ _

____

Please print or typewrite name and address (including postal code or zip code, as applicable) of transferee

____

____ securities registered in the name of the undersigned on the books of the Company named on the face of this certificate and represented hereby, and irrevocably constitutes and appoints a duly authorized officer of the transfer agent and registrar as the attorney of the undersigned to transfer the said securities on the register of transfers and books of the Company with full power of substitution hereunder.

DATED: ______________________ 20 ______ Signature: ______________________

NOTICE: The signatures of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatsoever, and must be guaranteed by a Canadian chartered bank or eligible guarantor institution with membership in an approved signature guarantee medallion program.

Signature Guaranteed By:

SECURITY INSTRUCTIONS - INSTRUCTIONS DE SÉCURITÉ

THIS IS WATERMARKED PAPER, DO NOT ACCEPT WITHOUT NOTING WATERMARK. HOLD TO LIGHT TO VERIFY WATERMARK.

PAPIER FILIGRANÉ, NE PAS ACCEPTER SANS VÉRIFIER LA PRÉSENCE DU FILIGRANE. POUR CE FAIRE, PLACER À LA LUMIÈRE.

